UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

______________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

______________

Date of Report (Date of earliest event reported):  May 1, 2020

FIDELITY D & D BANCORP, INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	001-38229	23-3017653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Blakely and Drinker Streets, Dunmore, PA	18512
(Address of principal executive offices)	(Zip Code)

(570) 342-8281

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	FDBC	The NASDAQ Stock Market, LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

      Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

CURRENT REPORT ON FORM 8-K

ITEM 2.01Completion of Acquisition or Disposition of Assets

Effective May 1, 2020, Fidelity D & D Bancorp, Inc. (“Fidelity”) completed its previously-announced acquisition of MNB Corporation (“MNB”) pursuant to the Agreement and Plan of Reorganization, dated as of December 9, 2019, by and among Fidelity,  The Fidelity Deposit and Discount Bank (“Fidelity Bank”),  MNB and Merchants Bank of Bangor (the “Reorganization Agreement”). At the effective time of the acquisition, MNB merged with and into Fidelity with Fidelity surviving the merger. In addition, Merchants Bank of Bangor, a Pennsylvania state-chartered bank and MNB’s wholly-owned subsidiary, merged with and into Fidelity Bank, a Pennsylvania state-chartered bank and trust company and Fidelity’s wholly-owned subsidiary, with Fidelity Bank as the surviving bank.

On May 4, 2020, Fidelity filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Commission”) to report the completion of the acquisition and related matters. The purpose of filing this is to amend the Form 8-K filed on May 4, 2020 to include the information required by Item 9.01(a) and (b).

ITEM 9.01Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of MNB as of and for the years ended December 31, 2019 and 2018, and the accompanying notes thereto, and the related Independent Auditors’ Report are attached hereto as Exhibit 99.1.

(b) Pro Forma Financial Information

The comparative historical and unaudited pro forma per share data and unaudited pro forma combined financial data of Fidelity and MNB as of and for the year ended December 31, 2019 are attached hereto as Exhibit 99.2.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Baker Tilly Virchow Krause, LLP.

99.1	The audited consolidated financial statements of MNB as of and for the years ended December 31, 2019 and 2018, and the accompanying notes thereto, and the related Independent Auditors’ Report.

99.2

The comparative historical and unaudited pro forma per share data and unaudited pro forma combined financial data of Fidelity D & D Bancorp, Inc. and MNB as of and for the year ended December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

FIDELITY D & D BANCORP, INC
(Registrant)

Dated: July 10, 2020	/s/ Salvatore R. DeFrancesco, Jr._________
Salvatore R. DeFrancesco, Jr.
Treasurer and Chief Financial Officer